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                                                                   Exhibit 10.48
                       BUSINESS SOLUTIONS MASTER AGREEMENT

                                     BETWEEN

                                ----------------

                                       AND

                         ADS ALLIANCE DATA SYSTEMS, INC.

                       BUSINESS SOLUTIONS MASTER AGREEMENT

                                TABLE OF CONTENTS


SECTION 1             Definitions.................................................................................1
SECTION 2             Services....................................................................................1
SECTION 3             Commencement Date and Implementation........................................................2
SECTION 4             Software and Data...........................................................................2
SECTION 5             Ownership Rights of Parties.................................................................3
SECTION 6             Term........................................................................................3
SECTION 7             Default and Termination.....................................................................3
SECTION 8             Fees........................................................................................4
SECTION 9             Third Party Service Providers...............................................................4
SECTION 10            Liability and Indemnification...............................................................5
SECTION 11            Confidentiality.............................................................................5
SECTION 12            Representations, Warranties and Covenants...................................................7
SECTION 13            Miscellaneous...............................................................................8


                                   SCHEDULES:

SCHEDULE 1            DEFINITIONS................................................................................13
SCHEDULE 2            SAMPLE PROJECT SCHEDULE....................................................................15


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                       BUSINESS SOLUTIONS MASTER AGREEMENT

         This Business Solutions Master Agreement (the "Agreement") dated the _____ day of __________, 1999 between ADS Alliance Data Systems, Inc. ("ADS"), a Delaware Corporation, with an office at 800 TechCenter Drive, Gahanna, Ohio 43230 and ___________________________ ("Customer"), a __________ Corporation,
with its principal executive office at
___________________________________________.

                              W I T N E S S E T H:

         WHEREAS, Customer wishes to utilize ADS' database marketing and consulting ("Business Solutions") services for the benefit of Customer's retail business; and

         WHEREAS, ADS desires to provide such Business Solutions services to Customer, as Customer may request from time to time:

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, ADS and Customer agree as follows:

1. DEFINITIONS. Capitalized terms in this Agreement shall have that meaning set forth on Schedule 1, unless the context dictates otherwise.

2.       SERVICES.

         2.1 PROJECT SCHEDULES. Customer may from time to time request that ADS provide certain Business Solutions services to Customer. Each time Customer requests services from ADS, Customer and ADS shall execute a project schedule describing the services (the "Services") to be provided by ADS, in a form similar to the Sample Project Schedule set forth in Schedule 2 (each referred to herein as a "Project Schedule" and referred to collectively herein as the "Project Schedules"). ADS will provide to Customer the Services described in each Project Schedule executed, from time to time, by the Parties pursuant to this Agreement. Each Project Schedule shall set forth therein all of the specific services to be provided by ADS and the terms, conditions and fees relating to such Services and shall incorporate the terms and provisions of this Agreement by reference. Unless a Project Schedule expressly provides otherwise, it shall be governed by the terms and conditions described herein. In the event of a conflict between the provisions of this Agreement and a Project Schedule, the terms of the Project Schedule shall prevail.

         2.2 CHANGES TO SERVICES. In the event Customer desires any changes or additions to the Services, Customer will provide ADS with written notice of such request and ADS will advise Customer within five (5) Business Days for existing services and ten
                  (10) Business Days for new developmental services whether or not ADS will develop and implement such changes and/or additions, and if so, the estimated costs and time frame for such development and implementation, as well as any fees or charges for such changes or additions. Customer shall then advise ADS in writing whether or not to proceed with such changes or additions.

         2.3 USE OF SUBCONTRACTORS. ADS may, with Customer's prior written consent which shall not be unreasonably withheld, subcontract portions of the Services from time to time throughout the Term of this Agreement.

         2.4 EXCLUSIVITY/RIGHT OF FIRST REFUSAL AND SERVICING OF NEW BUSINESS. During the Term of this Agreement, ADS will have the right of first refusal for any new database marketing and customer relationship management services desired by Customer, before Customer engages any third party to perform such services.

3. COMMENCEMENT DATE AND IMPLEMENTATION. ADS shall use its best efforts to provide the Services to Customer according to the implementation schedule set forth in the Project Schedule, or such other dates as the Parties mutually agree upon in writing.However, in no event shall ADS be liable in any manner or be required to compensate Customer for any delay in performance under this Agreement or a Project Schedule, caused by Customer, any third party or as a result of a Force Majeure event in
         Section 13.2, and such delay shall not be deemed a default under this Agreement or a Project Schedule. Each party shall be liable to the other party for any reasonable costs actually incurred by the other party as a result of a delay in the implementation (as specified and mutually agreed to in the program design for each service) which delay is caused solely by the other party.

4.       SOFTWARE AND DATA.

         4.1 SOFTWARE AND TECHNOLOGY OWNERSHIP. All software or other technology owned, developed by or licensed to ADS (including, but not limited to, software or other technology developed by or licensed to ADS in response to Customer's request or to accommodate Customer's special requirements) will remain the exclusive property of ADS, regardless of whether or not Customer is required to pay ADS for such software or technology development. Nothing in this Agreement shall be deemed to convey a proprietary interest to Customer or to any party other than ADS in any of the software, hardware or technology used or provided by ADS to permit or facilitate Customer's use of the Services, or in any of the derivative works thereof.

         4.2 DATA ENTRY AND TRANSMISSION. Customer shall be responsible for inputting and/or transmitting certain data for processing by ADS. ADS shall not be responsible for errors in the Services to the extent such errors result from Customer's error in inputting and/or transmitting data or Customer's failure to follow ADS' standards and procedures. ADS shall be entitled to rely upon information submitted by Customer. In the event ADS re-runs any reports for Customer due to errors by Customer in inputting and/or transmitting data, Customer shall bear the costs of any such re-runs.


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

         4.3 ADS INTELLECTUAL PROPRIETARY PROPERTY. The following shall be deemed intellectual proprietary ADS property: ADS' Marketing Database System and design, and ADS' unique segmentation designs (i.e., incremental sales models) and products (i.e., Portrait).

5. OWNERSHIP RIGHTS OF PARTIES. Neither Party will, as a result of this Agreement and all Project Schedules, or of performance hereunder or thereunder, acquire any property or other right, claim or interest, including any patent right or copyright interest, in any of the information systems, processors, equipment, computer software, data, intellectual property, service marks or trademarks of the other.

6. TERM. This Agreement will be effective as of the date of this Agreement set forth on page 1 (the "Effective Date") and will continue until terminated pursuant to Section 7).

7.       DEFAULT AND TERMINATION.

         7.1 DEFAULT UNDER A PROJECT SCHEDULE. In the event that a Party materially fails to perform any of its obligations under a Project Schedule, the other Party may give the defaulting Party Notice of such failure. The defaulting Party shall within ten (10) Business Days of receipt of such Notice remedy the failure specified therein. In the event the defaulting Party fails to remedy a failure under a Project Schedule within such ten (10) Business Days or, for those failures which cannot reasonably be cured within ten (10) Business Days, fails to promptly commence curing such failure and proceed with all due diligence to substantially cure the same, then the other Party may give a termination Notice to the defaulting Party and may terminate the Project Schedule.

         7.2 DEFAULT UNDER THIS AGREEMENT. In the event that a Party materially fails to perform any of its obligations under this Agreement, the other Party may give the defaulting Party Notice of such failure. The defaulting Party shall within thirty (30) days of receipt of such Notice remedy the failure specified therein. In the event the defaulting Party fails to remedy a failure under this Agreement within such thirty (30) days or, for those failures which cannot reasonably be cured within thirty (30) days, fails to promptly commence curing such failure and proceed with all due diligence to substantially cure the same, the other Party may give a termination Notice to the defaulting party and may terminate this Agreement.

         7.3 EVENT OF BANKRUPTCY. If an Event of Bankruptcy shall have occurred with respect to either Party, the other Party may give a termination Notice to the bankrupt Party and may terminate this Agreement.

         7.4 TERMINATION FOR CONVENIENCE BY EITHER PARTY. Either Party may terminate this Agreement at any time by giving__________ days prior written Notice to the other Party. Such Notice shall set forth the date of termination.


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         7.5      EFFECT OF TERMINATION.

                  7.5.1 TERMINATION BY CUSTOMER. Upon termination of this Agreement by Customer pursuant to this Section 7, ADS shall, at Customer's option, either, (a) immediately cease work in respect of all Project Schedules, or
                           (b) conclude any work in progress in an efficient and professional manner and assemble and deliver to Customer any Work Product after completion thereof.

                  7.5.2 TERMINATION BY ADS. Upon termination of this Agreement by ADS pursuant to this Section 7, ADS will make every effort to conclude any work in progress in an efficient and professional manner within the thirty (30) days after notice, ADS will assemble and deliver to Customer any Work Product after completion thereof.

                  7.5.3 PAYMENT FOR SERVICES RENDERED. Upon termination of a Project Schedule or this Agreement for any reason Customer shall pay ADS for all Services performed through (i) the date of such termination, or (ii) if ADS concludes any work in progress after termination of this Agreement the date such work in progress is concluded.

8.       FEES.

         8.1 PAYMENT OF FEES. Customer shall pay to ADS the fees set forth in each applicable Project Schedule according to the payment provisions set forth in such Project Schedule.

         8.2 TAXES. Customer will be responsible for payment of all sales, use, excise, and value-added taxes, or taxes of a similar nature, imposed by the United States, any state or local government, or other taxing authority, on the Services being paid for by Customer hereunder.

9. THIRD PARTY SERVICE PROVIDERS. Customer may obtain from third party providers certain services related to and to augment or supplement the Services. Customer may select and retain such third party providers and will notify ADS of any change in third party providers or in the level or nature of services provided thereby, to the extent such services affect the Services. ADS shall have no responsibility to remedy a third party provider's failure to provide services to Customer and if such failure adversely affects ADS' ability to provide the Services, ADS shall be excused from the performance of the Services or their performance in accordance with the Service Levels, to the extent that the Services are affected by such failure until the third party provider or a successor chosen by Customer corrects the failure. If and to the extent a change in Customer's third party service provider results in actual and unavoidable costs or expenses to ADS, Customer shall reimburse ADS for such costs and expenses incurred.


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10.      LIABILITY AND INDEMNIFICATION.

         10.1 NO WARRANTIES. EXCEPT AS PROVIDED HEREIN, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, RESPECTING THE SERVICES AND/OR OTHER PRODUCTS SOLD OR PROVIDED BY ADS PURSUANT TO THIS AGREEMENT AND ALL PROJECT SCHEDULES. THE REMEDIES SET FORTH IN THIS SECTION WITH RESPECT TO SUCH SERVICES ARE THE SOLE REMEDIES RELATING TO ADS' LIABILITY TO CUSTOMER FOR MONEY DAMAGES.

         10.2 CUSTOMER'S INDEMNIFICATION. Customer shall indemnify and hold harmless ADS and its Indemnitees from and against cost, loss, liability, damage, judgment, cause of action, claim, expense, penalty or fine, including, but not limited to, reasonable attorneys' fees, sustained by ADS and its Indemnitees by way of suit, claim, settlement (which shall require ADS' consent, which shall not be unreasonably withheld) or otherwise, in a private, third party or governmental suit, arising out of, alleged to arise out of, or in connection with the Services provided for in this Agreement and all Project Schedules, provided that any and all such cost, loss, liability, damage, judgment, cause of action, claim, expense, penalty or fine is the result of the gross negligence or willful misconduct of Customer, its officers, directors, or employees.

         10.3 ADS' INDEMNIFICATION. ADS shall indemnify and hold harmless Customer and its Indemnitees from and against cost, loss, liability, damage, judgment, cause of action, claim, expense, penalty or fine, including, but not limited to, reasonable attorneys' fees, sustained by Customer and its Indemnitees by way of suit, claim, settlement (which shall require Customer`s consent, which shall not be unreasonably withheld) or otherwise, in a private, third party or governmental suit, arising out of, alleged to arise out of, or in connection with the Services provided for in this Agreement and all Project Schedules, that any and all such cost, loss, liability, damage, judgment, cause of action, claim, expense, penalty or fine is the result of the gross negligence or willful misconduct of ADS, its officers, directors or employees.

11.      CONFIDENTIALITY.

         11.1 OBLIGATIONS OF THE PARTIES. Neither party shall disclose any information not of a public nature concerning the business or properties of the other Party which it learns as a result of negotiating or implementing this Agreement and all Project Schedules, including, without limitation, the terms and conditions of this Agreement and the Project Schedules, trade secrets, business and financial information, source codes, business methods, procedures, know-how and other information of every kind that relates to the business of either Party, except to the extent disclosure is required by applicable law, is necessary for the performance


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                  of the disclosing Party's obligation under this Agreement, or is agreed to in writing by the other Party; provided that (i) prior to disclosing any confidential information to any third party, the Party making the disclosure shall give Notice to the other Party of the nature of such disclosure and of the fact that such disclosure will be made, and (ii) prior to filing a copy of this Agreement and/or the Project Schedules with any governmental authority or agency, the filing Party will consult with the other Party with respect to such filing and shall redact such portions of this Agreement and/or the Project Schedules which the other Party requests be redacted, unless, in the filing Party's reasonable judgment based on the advice of its counsel (which advice shall have been discussed with counsel to the other Party), the filing Party concludes that such request is inconsistent with the filing Party's obligations under applicable laws. Neither Party shall acquire any property or other right, claim or interest, including any patent right or copyright interest, in any of the systems, procedures, processes, equipment, computer programs and/or information of the other Party by virtue of this Agreement or the Project Schedules. Neither Party shall use the other Party's name for advertising or promotional purposes without such other Party's written consent.

         11.2 EXCEPTIONS. The obligations of this Section, shall not apply to any information:

                  a) which is generally known to the trade or to the public at the time of such disclosure; or

                  b) which becomes generally known to the trade or the public subsequent to the time of such disclosure; provided, however, that such general knowledge is not the result of a disclosure in violation of this Section; or

                  c) which is obtained by a Party from a source other than the other Party, without breach of this Agreement or any other obligation of confidentiality or secrecy owed to such other Party or any other person or organization; or

                  d) which is independently conceived and developed by the disclosing Party and proven by the disclosing Party through tangible evidence not to have been developed as a result of a disclosure of information to the disclosing Party, or any other person or organization which has entered into a confidential arrangement with the non-disclosing Party.

         11.3 DISCLOSURE. If any disclosure is made pursuant to the provisions of this Section, to any parent company, subsidiary, affiliate or non-governmental third party, the disclosing Party shall be responsible for ensuring that such parent, subsidiary, affiliate or non-governmental third party keeps all such information in confidence and that any non-governmental third party executes a confidentiality agreement provided by the non-disclosing Party. Each Party covenants that at all times it shall have in place procedures designed to assure that each of its employees who is given access to the other Party's confidential information shall protect the


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

                  privacy of such information. Each Party acknowledges that any breach of the confidentiality provisions of this Agreement by it will result in irreparable damage to the other Party and therefore in addition to any other remedy that may be afforded by law any breach or threatened breach of the confidentiality provisions of this Agreement may be prohibited by restraining order, injunction or other equitable remedies of any court. The provisions of this Section will survive termination or expiration of this Agreement.

12.      REPRESENTATIONS, WARRANTIES AND COVENANTS.

         12.1 CUSTOMER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Customer represents, warrants and covenants the following:

                  12.1.1 COMPLIANCE WITH LAWS. Customer shall comply with all applicable laws and regulations, whether federal, state or local, in the performance of its business and its obligations hereunder. Customer acknowledges and agrees that Customer is solely responsible for monitoring legal developments applicable to its business and the Services requested by Customer, and for interpreting and determining the requirements for compliance with all applicable state and federal laws. ADS shall be entitled to rely upon, without verification, any and all information, data and instructions at any time submitted to ADS by Customer having to do with Customer or the Services, and ADS shall have no responsibility or liability whatsoever with respect to such information, data and instructions.

                  12.1.2 DULY ORGANIZED. Customer is a corporation duly organized, validly existing and in good standing under the laws of the state of__________ . Customer has performed all necessary corporate action to have the appropriate authority to enter into this Agreement and to comply with its provisions. Customer will not, by entering into this Agreement, be in default of any obligations pursuant to any other agreements to which Customer is a party.

         12.2 ADS' REPRESENTATIONS, WARRANTIES AND COVENANTS. ADS represents, warrants and covenants the following:

                  12.2.1 COMPLIANCE WITH LAWS. ADS shall comply with all applicable laws and regulations, whether federal, state or local, in the performance of its business and of its obligations hereunder.

                  12.2.2 DULY ORGANIZED. ADS is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. ADS has performed all necessary corporate action to have the appropriate authority to enter into this Agreement and to comply with its provisions. ADS will


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                           not, by entering into this Agreement, be in default
                           of any obligations pursuant to any other agreements to which ADS is a party.

         12.3     YEAR 2000 COMPLIANCE.

                  12.3.1 ADS' COMPLIANCE. ADS shall use commercially reasonable efforts to ensure that software or systems proprietary to ADS and used in the performance of the Services hereunder shall be Year 2000 Compliant. However, ADS shall not be responsible for (1) software or system failures based on improvements, enhancements, modifications or updates to, and any inaccuracies, delays, interruptions, or errors caused by any software or systems that are not proprietary to ADS; (2) any inaccuracies, delays, interruptions or errors occurring as a result of incorrect data or data from other systems, software, hardware, processes or third parties provided in a format that is inconsistent with the format and protocols established for the ADS software and systems including date data in two-digit format, even if such data is required for the operation of the software or systems; and (3) any inaccuracies, delays, interruptions or errors occurring, at no fault of ADS, as a result of incorrect data or data from telecommunication systems.

                  12.3.2 CUSTOMER'S COMPLIANCE. Customer shall use commercially reasonable efforts to ensure that software or systems proprietary to Customer and used by Customer in connection with its business shall be Year 2000 Compliant. However, Customer shall not be responsible for (1) software or system failures based on improvements, enhancements, modifications or updates to, and any inaccuracies, delays, interruptions, or errors caused by any software or systems that are not proprietary to Customer; (2) any inaccuracies, delays, interruptions or errors occurring as a result of incorrect data or data from other systems, software, hardware, processes or third parties provided in a format that is inconsistent with the format and protocols established for the Customer software and systems including date data in two-digit format, even if such data is required for the operation of the software or systems; and (3) any inaccuracies, delays, interruptions or errors occurring, at no fault of Customer, as a result of incorrect data or data from telecommunication systems.

13.      MISCELLANEOUS.

         13.1 ASSIGNMENT. This Agreement shall be binding on the Parties and their respective successors and assigns.

         13.2 FORCE MAJEURE. Neither Party will be responsible for any failure or delay in performance of its obligations under this Agreement or any Project Schedules because of circumstances beyond its control, including, but not limited to, acts of God, flood, criminal acts, fire, riot, computer viruses, computer hackers, accident,


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                  strikes or work stoppage, embargo, sabotage, inability to
                  obtain material, equipment or phone lines, government action (including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the Services contemplated by this Agreement), and other causes whether or not of the same class or kind as specifically named above. In the event a Party is unable to substantially perform its obligations for any of the reasons described in this Subsection, it will notify the other Party promptly of its inability so to perform, and if the inability continues for more than ninety (90) consecutive days, the Party so notified may then terminate this Agreement forthwith. This provision shall not, however, release the Party unable to perform from using its best efforts to avoid or remove such circumstance and such Party unable to perform shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

         13.3 NOTICES. All Notices pursuant to this Agreement must be in writing and shall be deemed given when mailed by certified or registered mail, return receipt requested, or sent by receipted courier service, or delivered personally, to the party concerned at the following address:

         If to ADS:
                  ADS Alliance Data Systems, Inc.
                  800 TechCenter Drive
                  Gahanna, Ohio 43230
                  Attention:  Director, Business Solutions
                  With a copy to:   Attention:  General Counsel

         If to Customer:
                  ----------------------------
                  ----------------------------
                  ----------------------------
                  Attention:
                            ------------------
                  Either Party may change the address to which Notices and communications will be sent by written Notice to the other Party, provided that any Notice of change of address shall be effective only upon receipt.

         13.4 INTEGRATION OF PRIOR AGREEMENTS AND AMENDMENTS. This Agreement, including its Project Schedules, constitutes the entire agreement and understanding between the Parties and merges all prior discussions between them, and supersedes all prior agreements and understandings, relating to its subject matter. This Agreement may not be amended or modified except in writing signed by both Parties.

         13.5 HEADINGS. The table of contents and headings given to the sections and paragraphs of this Agreement are for convenience of reference and are not to be used to interpret this Agreement.


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

         13.6 SEVERABILITY. In the event that one or more provisions of this Agreement or of any Project Schedule is held invalid, illegal or unenforceable in any respect or on the basis of any particular circumstances or in other jurisdictions, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and the remaining provisions will not in any way be affected or impaired, unless the declaration of the invalidity, illegality or unenforceability of such provision or provisions substantially frustrates the continued performance by, or entitlement to benefits of, either Party, in which case this Agreement may be terminated by the affected party, without penalty.

         13.7 WAIVER. No failure or delay on the part of either Party in exercising any power or right under this Agreement shall be deemed to be a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a Party of any provision of this Agreement, or of any breach or default, is effective unless in writing and signed by the Party against whom the waiver is to be enforced.

         13.8 APPLICABLE LAW. THIS AGREEMENT AND THE PROJECT SCHEDULES SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE INTERNAL LAWS OF THE STATE OF OHIO, REGARDLESS OF THE DICTATES OF OHIO CONFLICTS LAW, AND THE PARTIES HEREBY SUBMIT TO EXCLUSIVE JURISDICTION AND VENUE IN THE UNITED STATES FEDERAL DISTRICT COURT FOR THE EASTERN DISTRICT OF OHIO, OR IN A STATE COURT WITH COMPETENT JURISDICTION IN OHIO.

         13.9 SURVIVAL. No termination of this Agreement or a Project Schedule shall in any way affect or impair the powers, obligations, duties, rights, indemnities, liabilities, covenants or warranties and/or representations of the Parties with respect to times and/or events occurring prior to such termination, including the obligation to make payments arising prior to the termination date. No powers, obligations, duties, rights, indemnities, liabilities, covenants, warranties and/or representations of the Parties with respect to times and/or events occurring after termination shall survive termination except for the following Sections: Section 4, Section 5, Subsection 7.5, Section 8, Section 10 and Section 11.

         13.10 MUTUAL DRAFTING. This Agreement is the joint product of ADS and Customer and each provision hereof has been subject to mutual consultation, negotiation and agreement of ADS and Customer, and shall not be construed for or against any Party hereto.

         13.11 INDEPENDENT CONTRACTOR. The Parties hereby declare and agree that ADS is engaged in an independent business, and shall perform its obligations under this Agreement as an independent contractor; that any of ADS' personnel performing the Services hereunder are agents, employees, affiliates, or subcontractors of ADS and are not agents, employees, affiliates, or subcontractors of Customer; that ADS


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

                  has and hereby retains the right to exercise full control of and supervision over the performance of ADS' obligations hereunder and full control over the employment, direction, compensation and discharge of any and all of the ADS' agents, employees, affiliates, or subcontractors, including compliance with workers' compensation, unemployment, disability insurance, social security, withholding and all other federal, state and local laws, rules and regulations governing such matters; that ADS shall be responsible for ADS' own acts and those of ADS' agents, employees, affiliates, and subcontractors; and that except as expressly set forth in this Agreement, ADS does not undertake by this Agreement or otherwise to perform any obligation of Customer, whether regulatory or contractual, or to assume any responsibility for Customer's business or operations.

         13.12 NO THIRD PARTY BENEFICIARIES. The provisions of this Agreement are for the benefit of the Parties hereto and not for any other person or entity.

         13.13 ORDER OF PRECEDENCE. In the event of any conflict or inconsistency between or among the provisions of this Agreement and a Project Schedule, the provisions of the Project Schedule shall control; provided that the Agreement and Project Schedules shall be interpreted so as to give effect to all provisions in both to the extent reasonably practicable. In the event of a conflict between any Project Schedules, the terms of the latest dated Project Schedule shall prevail.

         13.14 COUNTERPARTS. This Agreement may be executed in several counterparts all of which taken together shall constitute one single agreement between the Parties.

         13.15 CONSENTS, APPROVALS AND REQUESTS. All consents and approvals to be given by either Party under this Agreement and the Project Schedules shall not be unreasonably withheld and each Party shall make only reasonable requests under this Agreement and the Project Schedules.

         IN WITNESS WHEREOF, the parties have executed this agreement by their duly authorized officers as of the day and year first above written.


ADS Alliance Data Systems, Inc.
                                       -----------------------------------------
                                       (Customer)


By:                                    By:
-------------------------------           --------------------------------------

Title:                                 Title:
      -------------------------              -----------------------------------

Print Name:                            Print Name:
           ---------------------                  ------------------------------

                            SCHEDULE 1 - DEFINITIONS

"ADS" means ADS Alliance Data Systems, Inc.

"Affiliate" means any wholly-owned subsidiary or parent company of Customer or ADS or any other entity of which a majority is owned by Customer or ADS or by the same entity owning Customer or ADS.

"Business Day" means any calendar day other than Saturday or Sunday and excluding holidays then currently recognized by ADS. All times referenced in this Agreement will be Eastern Time unless otherwise noted.

"Customer" means_____________________________________.

"Event of Bankruptcy" means, with respect to any Party, the occurrence of any of the following events: (a) a decree or order, by a governmental authority having jurisdiction, is entered with respect to such Party and is not vacated, discharged, stayed or bonded within 60 days after the date of entry thereof, (i) for relief in respect of such Party pursuant to the Bankruptcy Code, (ii) appointing a custodian, receiver, liquidator, assignee, trustee, or sequestrator (or similar official) of such Party or of any substantial part of its properties, or (iii) ordering the winding-up or liquidation of the affairs of such Party, or (b) a Person other than such Party files a petition seeking the institution of any proceedings specified in clauses (a)(i), (ii) or (iii) in respect of such Party, and such petition shall not be discharged or dismissed within 60 days after the date of filing thereof, or (c) such Person (i) files a petition seeking relief pursuant to the Bankruptcy Code, (ii) consents to the institution of proceedings pursuant thereto or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of such Party or of any substantial part of its properties, or the winding up or liquidation of its affairs, or (iii) takes corporate action in furtherance of any such action.

"Indemnitee" shall mean a Party's parent, affiliates, subsidiaries and their respective directors, officers, employees, agents, successors, shareholders and assigns.

"Notice" means a formal communication related to, or required under any of the provisions of this Agreement and given in accordance with the provisions of Subsection 13.3 of the Agreement.

"Party" means either ADS or Customer.

"Parties" means ADS and Customer.

"Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or Governmental Authority.

"Project Schedule (s)" shall have that meaning set forth in the recitals.

"Services" shall have that meaning set forth in Subsection 2.1.

"Work Product" means all written reports and other documentation prepared by ADS for Customer in connection with the Services.

                      SCHEDULE 2 - SAMPLE PROJECT SCHEDULE
                     TO BUSINESS SOLUTIONS MASTER AGREEMENT


This Project Schedule (the "Project Schedule") is entered into between ADS Alliance Data Systems, Inc. ("ADS") and________________("Customer").

         WHEREAS, ADS and Customer have entered into a Business Solutions Master Agreement dated___________ , 1999 (the "Agreement"), pursuant to which the Parties contemplated execution of certain Project Schedules setting forth the Services to be provided by ADS:

         NOW, THEREFORE, ADS and Customer agree as follows:

1. DEFINITIONS. Any capitalized term not defined herein shall have the meaning provided in the Agreement.

2. INCORPORATION OF AGREEMENT. The Parties agree that all of the terms of the Agreement, except as specifically provided in this Project Schedule, shall apply to this Project Schedule and are incorporated herein.

3. EFFECTIVE DATE. The effective date of this Project Schedule shall be the season, consisting of__________ through__________ , 1999.

4.       SERVICES. ADS shall provide Customer with the following Services:

5. IMPLEMENTATION SCHEDULE. The Services shall be provided as set forth below:

                              CUSTOMER SPRING 1999


--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
      PROGRAM              TIMING              SCOPE            CIRCULATION       PROJECT PRICE       RETURN PRICE
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------


6.       FEES. Customer shall pay the following fees for the Services:

         A base Retainer fee of $__________ to retain an ADS Business Solutions account team to provide the Services described above. In addition, the actual and reasonable costs for shipping and travel expenses incurred by ADS during implementation of the Services will be directly passed through to Customer.

         ADS will bill Customer the base fee in__________ ( ) installments of $__________ each together with any incurred shipping and travel pass-through expenses on the 15th of each month beginning__________ , 1999 and continuing through__________ , 1999. Payment is due within thirty (30) days of the invoice date.

         If this retainer schedule is not signed by Customer and returned to the Alliance Data Business Solutions Director prior to__________ , 1999, Customer shall not receive the Retainer Price, and the Project Price listed in the Implementation Schedule above shall apply for all projects provided by ADS.

7.       AVAILABLE PRODUCTS NOT COVERED IN THIS SCHEDULE:

8. PROJECT REPORTING. For retainer projects involving results reporting, ADS will provide immediate results for the overall campaign, exclusive of test panels, within ten (10) to fourteen (14) Business Days (depending upon the last day of the promotion) after the conclusion of the promotion period.

         Spring 1999 delivery timelines will be used as a benchmark for Fall 1999 delivery timelines. The program design for each project will specify the expected delivery date for immediate results. At the end of the season, ADS will deliver to Customer a report which highlights the actual delivery of each program.

9. CONFLICTS. In the event of any conflict or inconsistency between or among the provisions of this Agreement and a Project Schedule, the provisions of the Project Schedule shall control; provided that the Agreement and Project Schedules shall be interpreted so as to give effect to all provisions in both to the extent reasonably practicable. In the event of a conflict between any Project Schedules, the terms of the latest dated Project Schedule shall prevail.

         IN WITNESS WHEREOF, the parties have executed this Project Schedule by their duly authorized officers as of the date(s) set forth below.

ADS Alliance Data Systems, Inc.
                                           ---------------------------
                                           (Customer)

By:                                        By:
   -------------------------                  ------------------------

Name:                                      Name:
     -----------------------                    ----------------------

Title:                                     Title:
      ----------------------                     ---------------------

Date:                                      Date:
     -----------------------                    ----------------------